UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANTTO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 14, 2010

Skyview Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52480	35-2287663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12913 42nd Ter. West Cortez, FL	34215
(Address of Principal Executive Offices)	(Zip Code)

(941) 794-0394

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Skyview Holdings, Inc. (the “Company”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company has no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 14, 2010, Skyview Holdings, Inc., a Delaware corporation (the “Company”) entered into a share exchange agreement with the majority shareholders of Vision Technologies, Inc., a Delaware corporation (“VT”).  Consummation of the share exchange transaction is subject to notification of all of VT’s shareholders, and, as a practical matter, the completion of audits for both the Registrant and VT.  If the conditions precedent are satisfied, on or about the time of the closing, the parties to the share exchange agreement will consummate the share exchange, a change of name, and a  change of control of the Registrant.  Within 60 days of the closing of the share exchange transaction, the reorganized registrant will register the shares owned by Tony Frudakis and his assigns.  Mr. Frudakis also receives time-limited anti-dilution rights in the share exchange agreement.  The Merger is intended to qualify as a “reorganization” for federal income tax purposes. As a result of the exchange transaction, the holders of shares of VT common stock will receive one share of Company common stock for each share of VT common stock held immediately prior to the effective date of the exchange. Each share of Company common stock outstanding immediately prior to the exchange will be cancelled; however, these shares are owned by Tony Frudakis, a party to the share exchange agreement, who also owns shares of VT common stock.

The foregoing description of the share exchange agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Share Exchange Agreement has been included to provide information regarding the terms of the exchange, and is not intended to provide any other factual or financial information about the Registrant or VT.

Item 9.01  Financial Statements and Exhibits

Exhibits:

2.1

Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2010	Skyview Holdings Corp.
/s/ Tony N. Frudakis
Tony N. Frudakis
President

Exhibits:

2.1

Share Exchange Agreement